Filed pursuant to Rule 497

Registration No. 333-219127

BLACKSTONE / GSO FLOATING RATE ENHANCED INCOME FUND

Supplement No. 1, dated April 24, 2018, to the

Prospectus, dated January 2, 2018 (the “Prospectus”),

for Common Shares of Beneficial Interest

Management Fee Waiver

As described in the Prospectus, the investment advisory agreement between the Fund and the Adviser provides for the Fund to pay a management fee to the Adviser at an annual rate equal to 1.00% of the average daily value of the Fund’s net assets (the “Management Fee”). The Adviser had voluntarily agreed to temporarily waive its Management Fee until March 31, 2018. The Adviser has voluntarily continued this temporary Management Fee waiver from April 1, 2018 until June 30, 2018. The Adviser may, in its sole discretion and at any time (including prior to June 30, 2018), elect to extend, terminate or modify its temporary waiver upon written notice to the Fund. As a result, all references in the Prospectus in this context to March 31, 2018 are amended to refer to June 30, 2018.

Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

Please retain this supplement for future reference.